UBS CASHFUND

                Supplement to the Prospectus dated July 29, 2002

                                                                   July 15, 2003

Dear Investor,

This is a supplement to the Prospectus for UBS Cashfund. The purpose of this supplement is to notify you of changes to how shares are bought and sold. These changes are expected to become effective later this year.

The discussion found in the prospectus under "Managing Your Fund Account" is revised by replacing the sections beginning with "Buying Shares" on page 7 through the end of the section captioned "Checkwriting Service" on page 9 with the following:

Buying Shares
-------------

Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. You can purchase fund shares by contacting your Financial Advisor.

Upcoming Changes. UBS Financial Services Inc. will be implementing changes to brokerage accounts later this year. These changes are expected to become effective on or after September 8, 2003. (Your Financial Advisor will be able to provide you with more information on the timing of the changes as that date approaches.) These changes will limit the ability of many investors to purchase shares of the fund. Instead, UBS Financial Services Inc. will make bank deposit accounts available to affected investors. Investors who are eligible to participate in the new account sweep arrangements are referred to as "eligible participants" below to distinguish them from other investors in the fund. A more detailed explanation of who is an eligible investor appears below.

When the changes take effect, UBS Financial Services Inc. brokerage accounts of eligible participants will automatically default to the new Deposit Account Sweep Program. This means that free cash balances of eligible participants will be automatically deposited in bank deposit accounts, not the fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund. UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts) before redirection of balances to the fund. After a cap is reached, uninvested cash will be invested as if the investor were a "non-eligible participant." Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Sweep Program, contact your Financial Advisor.

Background Information. Your order to purchase fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

The fund, UBS Financial Services Inc. and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares.

                                                                   Item # ZS-198

Minimum Investments:

To open a fund account   . . . . . . . . . . . .  $1,000
To add to a fund account . . . . . . . . . . . .  $  500

The minimum to add to a fund account is waived for automatic purchases made with free cash credit balances in your UBS Financial Services Inc. brokerage account, as described below. The fund may change its minimum investment requirements at any time.

Buying Shares Automatically

Non-Eligible Participants. You must open your fund account with an initial investment of $1,000 or more. Once your fund account is opened, all free cash credit balances (that is, immediately available funds) of $500 or more in your brokerage account (including proceeds from securities you have sold) are automatically invested in the fund on a daily basis. These purchases are made daily for settlement the next business day. All remaining free credit cash balances of $1.00 or more are invested in fund shares on the next to last business day of each month for settlement on the last business day of that month.

Eligible Participants. Prior to the effective date of the sweep changes, eligible participants opening accounts will buy shares of the fund automatically until the effective date as described above for non-eligible participants. After the effective date, UBS Financial Services Inc. brokerage accounts will automatically default to the new Deposit Account Sweep Program as noted above.

Buying Shares by Check

You may purchase fund shares by placing an order with your Financial Advisor and providing a check from a U.S. bank. You should make your check payable to UBS Cashfund Inc. and should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by check after the effective date of the program changes.

Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

Buying Shares by Wire

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

     UBS AG
     ABA 026007993
     UBS Financial Services Inc. - Cashfund
     A/C 101WA258640000
     [Account Name]/[Brokerage Account Number]

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) will be able to buy shares by wire after the effective date of the sweep changes.

If UBS Financial Services Inc. receives a notice from your bank of a wire transfer of federal funds for a purchase of fund shares by 12:00 noon, Eastern time, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire purchases.

Selling Shares
--------------

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the checkwriting service to sell your shares.

Selling Shares Automatically

Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you become a participant in the Deposit Account Sweep Program and also own shares of the fund, shares of the fund are always sold first to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. brokerage account. If there are insufficient amounts in the fund, then cash withdrawals will be made from your bank deposit account to satisfy the debits.

Selling by Telephone or Mail or in Person

You may submit a request to sell fund shares in person or by telephone or mail to your Financial Advisor. Your proceeds will be mailed to you by check unless you choose a wire transfer as described below. UBS Financial Services Inc. may charge an administrative service fee of up to $5.00 for processing sales orders by check.

If you mail an order to sell your shares to UBS Financial Services Inc. or its correspondent firms, your request must include:

o  Your name and address;
o  The fund's name;
o  Your fund account number;
o  The dollar amount or number of shares you want to sell; and
o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
   Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and its transfer agent will not accept signature guarantees that are not a part of these programs.

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

Wire Transfer of Sale Proceeds

If you sell $5,000 or more of your fund shares, you may request that the sale proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of this service, you must complete an authorization form that can be obtained from your Financial Advisor. If UBS Financial Services Inc.'s New York City offices receive your wire sales order prior to noon, Eastern time, on any business day, the sales proceeds will be wired to your bank account on that day. Otherwise, your sales proceeds will be wired to your bank account on the next business day. UBS Financial Services Inc. may impose a fee for wiring sales proceeds and may sell automatically an appropriate number of fund shares to pay that fee.

Checkwriting Service. You may sell fund shares by writing a check. Prior to September 8, 2003, you may obtain a supply of checks from UBS Financial Services Inc. Effective September 8, 2003, UBS Financial Services Inc. will no longer provide checks for the checkwriting service, and when a shareholder's supply of checks has been exhausted, he or she will no longer be able to use the checkwriting service. If you would like a checkwriting feature at that time, please speak to your Financial Advisor about upgrading your UBS Financial Services Inc. brokerage account to a UBS Financial Services Inc. Resource Management Account(R) (RMA(R)) or UBS Financial Services Inc. Business Services Account BSA(R) account.

Checks will be cleared against the "total withdrawal limit" of a shareholder's UBS Financial Services Inc. brokerage account. The withdrawal limit includes uninvested cash in the brokerage account, balances in money funds (including the fund) or other sweep options, and, if the investor has selected margin, the available margin loan value of securities held in the brokerage account.

Checks should only be written for amounts of $500.00 or more. You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your brokerage account to cover a check you have written, the check will be returned to the payee. Checks written in amounts less than $500 will also be returned. You should not attempt to redeem all the shares in your fund account by writing a check because the amount of fund shares in your account is likely to change each day. Checks may not be used to transfer money into another UBS Financial Services Inc. account, written for cash or used to close your account. You may be charged for specially imprinted checks, business checks, stop payment orders, copies of canceled checks, checks returned for insufficient funds, and checks written for less than $500. You will pay these charges through either the automatic sales of an appropriate number of fund shares or a charge against your brokerage account. You may obtain the necessary forms for the checkwriting service from your Financial Advisor until the date noted above. This service generally is not available to persons who own fund shares through any sub-account or tax-deferred retirement plan account. UBS Financial Services Inc. may modify or terminate the checkwriting service at any time or impose service fees for checkwriting.

More Information Regarding "Eligible Participants." Eligible participants are individuals, sole proprietors and governmental entities. Custodial accounts are also Eligible Participants if each beneficiary is an Eligible Participant. "Eligible Participants" does not include participants that are (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) trusts or estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOneSM and Employee Self Directed Accounts) or Private Wealth SolutionsSM, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").